Exhibit 10.1


                                              PROMISSORY NOTE

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
    Principal     Loan Date     Maturity     Loan No    Call / Coll     Account     Officer    Initials
  $30,000,000.00  12-27-2005   01-31-2006               04AD / STKU                  53803
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               References in the shaded area are for Lender's use only and do nut limit lbs applicability of this document to any particular loan or item

             Any item above containing "***" has been omitted due to text length limitations.
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Borrower: Capital Bank Corporation (TIN:  56-2101930)   Lender: First Tennessee Bank National Association
          4901 Glen wood Avenue                                 Financial Institutions
          Raleigh NC 27612                                      845 Crossover Lane, Suits 150
                                                                Memphis, TN  38117
                                                                (901) 435-7972

==========================================================================================================
Principal Amount: $30,000,000 00         Initial Rate:   7.250%          Date of Note:   December 27, 2005


PROMISE TO PAY. Capital Bank Corporation ("Borrower") promises to pay to First Tennessee Bank National Association ("Lender"), or order in lawful money of the United States of America, the principal amount of Thirty Million & 00/100 Dollars ($30,000,000.00) or so much as may be outstanding, together with Interest on the unpaid outstanding principal balance of each advance, Interest shad be calculated from the date of each advance until repayment of each advance

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on January 31, 2006. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; and then to any unpaid collection costs. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Lender's base commercial rate (the "Index") The index is not necessarily the lowest rate charged by Lender on its loans and is set by Lender in its sole discretion. If the Index becomes unavailable during the term of this loan Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 7.250% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate equal to the Index, resulting in an initial rate of 7.250% per annum. NOTICE:
Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower

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of Borrower's  obligation to continue to make payments.  Rather,  early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes payment in full of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: First Tennessee Bank National Association Financial Institutions, 845 Crossover Lane, Suite 150, Memphis, TN 38117.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to 21.000% per annum. In no event will the effective total interest rate on this Note be greater than the rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

         Payment Default. Borrower fails to make any payment when due under this Note.

         Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term obligation covenant or condition contained in any other agreement between Lender and Borrower.

         Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents

         False Statements. Any warranty representation or statement made or furnished to Lender by Borrower or on Borrower s behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

         Insolvency. The dissolution or termination of Borrower s existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

         Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help repossession or any other method, by any creditor of Borrower or by any governmental agency against any collatera

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         securing the loan.  This  includes a  garnishment  of any of Borrower's accounts including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding in an amount determined by Lender in its sole discretion as being an adequate reserve or bond for the dispute.

         Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may but shall not be required to, permit the guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender and, in doing so cure any Event of Default.

         Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

         Adverse Change. A material adverse change occurs in Borrower s financial condition or Lender believes the prospect of payment or performance of this Note is impaired.

         Cure Provisions. If any default, other than a default in payment or failure to satisfy Lender s requirement in the Insufficient Market Value of Securities section is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after receiving written notice from Lender demanding cure of such default:
         (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days immediately initiates steps which Lender deems in Lender s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDERS RIGHTS. Upon default. Lender may declare the entire unpaid principal balance on this Note and ail accrued unpaid interest immediately due and then Borrower will pay that amount.

Any payment not made when due hereunder (whether by acceleration or otherwise) shall bear interest after maturity at the maximum effective contract rate of interest which the Lender may lawfully charge.

In the event of any renewal or extension of the loan indebtedness evidenced hereby, unless the parties otherwise agree to a lower rate, the Lender shall have the right to charge interest at the highest of the following rates: (i) the maximum rate permissible at the time the contract to make the loan was executed; or (ii) the maximum rate permissible at the time the loan was made; or (iii) the maximum rate permissible at the time of such renewal or extension; or (iv) the maximum

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rate permitted by applicable  federal law; it being intended that those statutes and laws, state or federal, from time to time in effect, which permit the charging of the higher rate of interest shall govern the maximum fate which may be charged hereunder. In the event that for any reason the foregoing provisions hereof shall not contain a valid enforceable designation of a rate of interest prior to maturity or method of determining the same, then the indebtedness hereby evidenced shall bear interest prior to maturity at the maximum effective rate which may be lawfully charged by the Lender under applicable law.

Regardless of any provision herein, or in any other document executed in connection herewith the holder hereof shall never be entitled to receive, collect, or apply, as interest hereon, any amount in excess of the maximum contract rate which may be lawfully charged by the holder hereof under applicable law; and in the event the holder hereof ever receives, collect, or applies at interest any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such; and if the principal hereof is paid in full, any remaining excess shall forthwith be paid to the undersigned. In determining whether or not the interest paid or payable under any specific contingency, exceeds the maximum lawful contract rate, the undersigned and the holder hereof shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as a reasonable loan charge rather than as interest; (b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate, and spread, in equal parts, the total amount of interest throughout the entire contemplated term hereof so that the interest accrued or to accrue throughout the entire term contemplated hereby shall at no time exceed the maximum lawful contract rate.

ATTORNEYS FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys fees and Lender s legal expenses, whether or not there is a lawsuit, including attorneys' fees expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals if not prohibited by applicable law, Borrower also will pay any court costs in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action proceeding or counterclaim brought by either Lender or Borrower against the other.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

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FINANCIAL  STATEMENTS.  The  undersigned  agrees to furnish a current  financial statement upon the request of Lender from time to time, and further agrees to execute and deliver all other instruments and take such other actions as Lender may from time to time reasonably request in order to carry out the provisions and intent hereof.

LATE FEE. For any payment which is not made within 10 days of the due date for such payment the Borrower shall pay a late fee The late fee shall equal 5% of the unpaid portion of the past-due payment.

EXCLUSION  FROM   INDEBTEDNESS.   Excluded  from   indebtedness   shall  be  any
indebtedness governed by the Federal Truth in Lending Act.

COLLATERAL. Borrower acknowledges this Note is secured by the following collateral described in the security instrument listed herein: securities or Investment property described in a Commercial Pledge Agreement dated December 27, 2005.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested either orally or in writing by Borrower or by an authorized person Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; or (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender.

USA PATRIOT ACT. Important information about procedures for opening a new account. To help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain verify and record information that identifies each business entity that opens an account.

What this means to you: When you open an account, we will ask for Federal Tax Identification Number physical street address of your business, full legal name of your business and other information that will allow us to identify your company. We may also ask you to provide copies of certain documents that will aid in confirming this information.

DOCUMENT FEE. Borrower acknowledges that any fees associated with the Promissory Note and any collateral documents are for the account of the Borrower and Borrower agrees to reimburse Lender for any such fees. A document fee in the amount of $400 00 may be due and

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payable with the initial billing under the terms of the Promissory Note and will be in addition to any scheduled payment.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower and upon Borrowers heirs, personal representatives successors and assigns and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them Borrower and any other person who signs, guarantees or endorses this Note to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew of extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with wham the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE

BORROWER:

Capital Bank Corporation


By: /s/ B. Grant Yarber                      By:  /s/ William R. Lampley
    --------------------------------             -----------------------=-------
    B. Grant Yarber, President & CEO             William R. Lampley, Interim CFO
    of Capital Bank Corporation                  of Capital Bank Corporation



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